SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                           PAGE

A Look at Sit Mutual Funds..........................................        2

Chairman's Letter...................................................        3

Performance Review..................................................        4

Fund Reviews

      Money Market Fund.............................................        6

      U.S. Government Securities Fund...............................        8

      Bond Fund.....................................................       10

      Tax-Free Income Fund..........................................       12

      Minnesota Tax-Free Income Fund................................       14



         This document must be preceded or accompanied by a Prospectus.

                           A LOOK AT SIT MUTUAL FUNDS


     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages more than $5 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS
[GRAPHIC]


PRINCIPLE STABILITY
& CURRENT INCOME

STABILITY:           INCOME:             GROWTH & INCOME:   GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation       appreciation
                                         and income


GROWTH POTENTIAL

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     DEVELOPING MARKETS
                      INCOME                                  GROWTH
                     BOND

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - DECEMBER 31, 1997

[PHOTO]


Dear Fellow Shareholders:

         Fixed income markets continued their rally through the quarter ended December 31, 1997 as concerns over Asian markets extended a "flight-to-quality" rally. Investors were pleasantly surprised during the year that an economy exhibiting +3.7% annual real Gross Domestic Product growth could also be accompanied by decelerating inflation and falling rates.

ECONOMIC OVERVIEW
         We expect that the U.S. economy is likely to slow in 1998 to real GDP growth of +2.6% from +3.7% in 1997. Consumer spending and nonresidential investment have remained remarkably strong, particularly with low unemployment and rising wages. A slowdown in 1998 is more likely to emanate from the external and industrial sectors. Asia, including Japan, remains a wild card and is expected to dampen growth by -0.5% and perhaps materially more. Demand for U.S. exports could be significantly reduced while, conversely, the Asian countries will likely attempt to export their way out of recessions using their greatly depreciated currencies. The United States' leading financial and competitive position should result in sustained relative strength for the dollar. On the industrial side, new construction spending has been slowing and other related indicators show signs of softening. Capital investment is likely to slow as corporate profitability levels turn downward from the cyclically high levels.
         Consumer price inflation is expected to remain low, averaging +2.0% in 1998 versus +2.3% in 1997. Apart from wages, most other inflation indicators have been subdued, with the Producer Price Index decreasing -1.2% for the 12 months through December and the broad PPI for Crude Materials flat compared to a year ago. The CRB Raw Materials Spot Price Index has been declining sharply since mid-1997 and is being closely monitored as an indicator of potentially weaker economic activity. Deflation risks are being monitored closely.
         1997 was a watershed year for U.S. fiscal policy as the federal deficit approached zero in its latest fiscal year ended September 30th, and as many as 31 states, flush with surpluses, actually cut taxes last year. A few independent forecasters believe a federal surplus is possible even in fiscal 1998 and the debate has already begun as to how funds might be distributed. President Clinton presented his fiscal 1999 budget proposal on February 2nd which included three substantial spending initiatives directed at the homeless, Medicare and child care tax breaks. A tobacco settlement, which will have ready bipartisan support, is expected to provide at least one source of additional revenue. Meaningful tax reform will likely remain on the agenda.

STRATEGY SUMMARY
         Federal Reserve Board activity during 1997 was limited to a 0.25% increase in the federal funds rate target in March and, since May, a policy directive biased toward tightening. The crisis in Asia appeared to diminish the Fed's ability to tighten and it was no surprise that the Fed took no policy action at its December 1997 and early February 1998 meetings. We believe that the Chairman's exhaustive treatment of the subject of deflation in recent weeks is a significant development, perhaps setting the stage for future Fed easing. With domestic economic activity likely to moderate further and little concern over inflation, we are monitoring closely any indication of a possible change in Fed policy.
         In early January 1998, 30-year Treasury yields declined to 5.72%, their lowest level since the U.S. Treasury first auctioned a 30-year bond in 1977. While the momentum in the bond market could result in even lower yields, we are expecting a backup in interest rates from current levels as foreign events become more settled. As a result, the durations of managed taxable fixed income portfolios are moderately shorter than those of their respective benchmarks.
         Municipal bonds remain cheap relative to long-term Treasuries. Long municipal yields ended 1997 at approximately 89% of long-term Treasury bond yields, compared with approximately 86% one year ago. While we expect that municipal bonds will return to more normal valuation levels relative to taxable bonds, we expect a backup in rates from their current lows and that more attractive investment opportunities will emerge in the months ahead. Sector and security selection remain key elements of our investment approach.
         As stronger economic activity or inflation could again reverse the market outlook for interest rates, we believe that our focus on high current income and stability of principal will help provide positive incremental returns over longer term periods. We appreciate your continued interest in Sit Mutual Funds and look forward to helping you to achieve your long-term investment goals.

         Sincerely,

         /s/ Eugene C. Sit

SIT MUTUAL FUNDS
DECEMBER 31, 1997  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     After a single 0.25% increase in the Federal funds rate on March 25th, the Federal Reserve kept monetary policy steady for the remainder of 1997. The Treasury yield curve flattened significantly during the quarter as a "flight-to-quality" rally caused longer term bond yields to decline further while concern over additional Fed tightening kept short-term yields from falling. The 30-year Treasury bond yield declined from 6.41% to 5.92% during the quarter, compared with 6.64% on December 31, 1996 and a 1997 high of 7.17% on April 14th. At year end, the 30-year Treasury bond yield was approaching its longer term trough of 5.79% reached on October 15, 1993.
     Bonds posted strong returns during the quarter and the year. Corporates placed second to governments for the quarter but remained well ahead for the year. While the corporate sector experienced widening yield spreads on Yankee bonds (dollar denominated foreign issues), it benefitted from its longer duration. The shorter duration asset-backed sector was the worst performer for the quarter and the year. The mortgage sector underperformed during the quarter as concerns about prepayments increased, but produced strong returns for the year, helped by its higher income.
     Municipal yields also reached their 1997 lows in December. The Bond Buyer 40-Bond Index yield decreased from 5.47% to 5.26% during the quarter, compared with 5.72% on December 31, 1996 and a 12-month high of 6.01% on April 14th. At year end, the Bond Buyer Index yield was below its longer term trough of 5.34% on October 15, 1993. Housing sector performance lagged during the quarter, but remained competitive over the year. BBB-rated issues continued to benefit from increased advanced refunding activity, improving credit quality and narrowing relative yields spreads. The health care sector was the best performing revenue bond sector for the third year in a row.
     Security selection remains a strong component of the competitive returns earned by Sit bond funds. These results were achieved consistent with the Funds' dual objectives of high current income and principal stability.




                                      1988           1989



SIT MONEY MARKET FUND                 ----           ----

SIT U.S. GOV'T. SECURITIES FUND       7.86          11.04

SIT BOND FUND                         ----           ----

SIT TAX-FREE INCOME FUND              2.19(1)        8.38

SIT MINNESOTA TAX-FREE
    INCOME FUND                       ----           ----

3-MONTH U.S. TREASURY BILL            7.10           8.73
LEHMAN INTER. GOVERNMENT BOND INDEX   6.40          12.68
LEHMAN AGGREGATE BOND INDEX           7.89          14.53
LEHMAN 5-YEAR MUNICIPAL BOND INDEX    6.39/0.75(1)   9.07

SIT INVESTMENT RESERVE FUND           6.65%          8.53%
    (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)



                                        NASDAQ
                                        SYMBOL      INCEPTION

SIT MONEY MARKET FUND                    SNIXX      11/01/93
SIT U.S. GOV'T. SECURITIES FUND          SNGVX      06/02/87
SIT BOND FUND                            SIBOX      12/01/93
SIT TAX-FREE INCOME FUND                 SNTIX      09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND       SMTFX      12/01/93

3-MONTH U.S. TREASURY BILL                          11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                 05/31/87
LEHMAN AGGREGATE BOND INDEX                         11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                  09/30/88

(1) Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/97.
(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.14%, 8.78% and 9.30%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.19%, 7.75% and 8.21%, respectively (income subject to state tax, if any).


       TOTAL RETURN - CALENDAR YEAR
                                                                     YIELD
                                                                     AS OF    DISTRIBUTION
   1990     1991   1992   1993           1994    1995  1996  1997   12/31/97     RATE(2)



   ----     ----   ----   0.46%(1)       3.84%   5.58% 5.08% 5.22%   5.49%(6)

  10.97    12.87   5.43   7.34           1.77   11.50  4.99  8.19    5.65        6.09%

   ----     ----   ----   0.34(1)       -1.31   16.83  4.25  9.44    6.04        6.42

   7.29     9.25   7.71  10.42          -0.63   12.86  5.69  9.87    4.96(4)     5.45


   ----     ----   ----   1.60(1)        0.63   11.90  5.89  8.19    5.14(3)     5.38

   8.04     5.72   3.56   3.13           4.47    5.98  5.27  5.32
   9.56    14.11   6.93   8.17          -1.75   14.41  4.06  7.72
   8.96    16.00   7.40   9.75/0.54(1)  -2.92   18.47  3.63  9.65
   7.70    11.41   7.62   8.73          -1.28   11.65  4.22  6.38

   7.59%    6.14%  3.81%  2.34(5)







                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
  TOTAL RETURN                           PERIODS ENDED DECEMBER 31, 1997
    QUARTER        SIX MONTHS                                         SINCE
ENDED 12/31/97   ENDED 12/31/97      1 YEAR    3 YEARS    5 YEARS   INCEPTION

     1.31%            2.63%           5.22%     5.29%      ----       4.84%
     1.95             5.05            8.19      8.20       6.71%      8.27
     2.11             5.80            9.44     10.06       ----       7.03
     2.69             5.91            9.87      9.43       7.54       7.83
     2.70             5.10            8.19      8.63       ----       6.85

     1.31             2.62            5.32      5.47       ----       5.13
     2.21             4.83            7.72      8.65       6.39       8.10
     2.94             6.36            9.65     10.42       ----       6.91
     1.70             3.87            6.38      7.37       5.85       7.09


(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.

(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/97 was 5.35%.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT MONEY MARKET FUND REVIEW
DECEMBER 31, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
   PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +1.31% return for the quarter ended December 31, 1997, compared to a +1.23% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. The Fund provided investors with a +5.22% return for the year ended December 31, 1997, compared to a +4.90% average return for its Lipper universe. Within its Lipper peer group category, the Fund's performance ranked 60th of 322 funds and 49th of 303 funds, respectively, for the three and twelve month periods ended December 31, 1997. As of December 31, 1997, the Fund's 7-day compound yield was 5.49% and its average maturity was 28 days, compared to 5.30% and 30 days, respectively, at September 30, 1997.
     Three-month Treasury bill rates continued to be volatile over the past three months. Unlike prior periods, this volatility was not due to uncertainty over Fed policy but rather to higher short-term financing requirements by the Treasury during December. The Fed left the federal funds rate unchanged during the quarter, yet the three-month Treasury bill discount rate increased from 4.97% at September 30 to 5.20% at December 31. The Fund maintained its average maturity near 30 days during the quarter to take advantage of the flat yield curve.
     Economic growth appears to be continuing its momentum in early 1998. If this trend continues through the first half of 1998, the possibility of tightening by the Fed will increase significantly. However, the likelihood of higher short-term rates is tempered by the continuing economic difficulties being experienced in Asia, which, if severe enough, could lead to an easing by the Fed. Accordingly, we expect to maintain the average maturity of the portfolio in a range of 20 to 40 days. If a move by the Fed begins to look likely, however, the Fund will adjust its average maturity to the appropriate end of the range.
     Despite the recent volatility in global financial markets, we do not foresee a significant negative impact on the creditworthiness of top tier commercial paper issuers. We remain concerned about the relatively high levels of consumer bankruptcies and debt, however, and will continue to monitor our eligible consumer finance credits closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add Tier I credits in the captive auto finance, capital goods and insurance industries.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.
     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                              PORTFOLIO SUMMARY

      Net Asset Value 12/31/97: $1.00 Per Share
                       9/30/97: $1.00 Per Share

            Total Net Assets:  $30.68 Million



                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]

        Diversified Finance    19.3
      Consumer Loan Finance    18.9
  Captive Equipment Finance    14.3
                  Utilities    14.2
       Captive Auto Finance     7.9
            U.S. Government     7.0
      Consumer Non-Durables     5.3
        Captive Oil Finance     3.6
 Technology/Business Equip.     3.6
                     Retail     3.4
 Other Assets & Liabilities     2.5

                       AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*

                 Money      Lipper Money     U.S. Treasury         Money      Lipper Money     U.S. Treasury
                Market         Market            Bill             Market         Market            Bill
                 Fund          Average         (3-Month)           Fund          Average         (3-Month)

3 Months         1.31%          1.23%            1.31%              1.31%          1.23%            1.31%
   (unannualized)
1 Year           5.22           4.90             5.32               5.22           4.90             5.32
3 Year           5.29           5.05             5.47              16.74          15.94            17.32
Inception        4.84           4.63             5.13              21.77          20.76            23.21
  (11/1/93)


* As of 12/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000
[GRAPH]

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/97 would have grown to $12,177 in the Fund or $12,321 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
[PIE CHART]
                             (% of total net assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%
First Tier Securities  100%
Second Tier Securities   0%

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
DECEMBER 31, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit U.S. Government Securities Fund provided investors with a +1.95% return for the fourth quarter of 1997 compared to a +2.21% return of the Lehman Intermediate Government Bond Index. For the twelve months ending December 31, 1997, the Fund's total return was +8.19% versus the +7.72% return for the Lehman Index. As of December 31, 1997, the Fund's 30-day SEC yield was 5.65% and its 12-month distribution rate was 6.09%, compared to 5.84% and 6.17%, respectively, at September 30, 1997.
     U.S. Treasury yields declined further during the quarter providing significant price appreciation in the Fund's longer duration U.S. Treasury and CMO holdings. Although the Fund's pass-through holdings are more stable in price, their high coupons made them the highest income earning securities in the Fund. While the Fund had a strong return, it lagged its benchmark for the quarter, the Lehman Intermediate Government Bond Index, due to its shorter (more conservative) effective duration. However, the Fund's higher income helped it outperform for the year.
     Last quarter's investment activity involved continuing to shorten the Fund's effective duration. The Fund accomplished this by selling longer duration U.S. Treasuries and purchasing additional seasoned high-coupon mortgage and manufactured home loan securities, which are less price sensitive to changes in market yield levels.
     The decline in interest rates was most noticeable for longer maturity bonds. Specifically, the yield on the 30-year U.S. Treasury declined by 0.48% whereas 2-year maturity treasury yields dropped by only 0.13%. The decline in longer-term yields reflected a flight to quality rally as investors sought safety from volatile foreign and domestic equity markets. However, concern over the continued strength in the economy and the Federal Reserve's bias toward raising short-term interest rates kept short-term yields relatively unchanged. We expect continued moderate economic growth and mild inflation resulting in stable to slightly higher interest rates. This outlook adds increased importance to the Fund's continued emphasis on interest income.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                                PORTFOLIO SUMMARY

        Net Asset Value  12/31/97: $10.64 Per Share
                          9/30/97: $10.59 Per Share

                 Total Net Assets: $93.08 Million

                 30-Day SEC Yield:   5.65%

       12-Month Distribution Rate:   6.09%

                 Average Maturity:   16.1 Years

               Effective Duration:    2.7 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]


                  GNMA Pass-Through     60.7
Collateralized Mortgage Obligations     16.4
                  FNMA Pass-Through      9.4
                      U.S. Treasury      8.4
                 FHLMC Pass-Through      2.9
            Closed End Mutual Funds      1.5
            Cash & Cash Equivalents      0.7

                     AVERAGE ANNUAL TOTAL RETURNS*                            CUMULATIVE TOTAL RETURNS*
            U.S. Gov't.       Lipper        Lehman Inter.         U.S. Gov't.       Lipper      Lehman Inter.
            Securities      U.S. Gov't.      Gov't. Bond          Securities      U.S. Gov't.     Bond Fund
               Fund        Fund Average         Index                Fund        Fund Average       Index

3 Months       1.95%            3.01%              2.21%                1.95%          3.01%           2.21%
   (unannualized)
1 Year         8.19             8.84               7.72                 8.19           8.84            7.72
3 Years        8.20             9.25               8.65                26.66          30.41           28.25
5 Years        6.71             6.34               6.39                38.36          35.99           36.31
10 Years       8.15             7.94               8.13               118.83         114.75          118.46
Inception      8.27             7.75               8.10               132.06         120.58          128.23
  (6/2/87)


* As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

[GRAPH]

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/97 would have grown to $23,206 in the Fund or $22,823 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

[BAR CHART]

Years
0-1            0.7%
1-5           80.9%
5-10          15.7%
10-20          0.0%
20+            2.7%

SIT BOND FUND REVIEW
DECEMBER 31, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Bond Fund provided investors with a +2.11% return for the fourth quarter of 1997 compared to a +2.38% average return for the Lipper Analytical Services Investment Grade Bond Fund universe. For the twelve months ended December 31, 1997, the Fund's total return of +9.44% exceeded the +8.57% average return for its Lipper universe, ranking it 35th of 195 funds. Also, the Fund's since inception performance ranked 14th of 102 funds. As of December 31, 1997, the Fund's 30-day SEC yield was 6.04% and its 12-month distribution rate was 6.42%, compared to 5.72% and 6.42%, respectively, at September 30, 1997.
     U.S. Treasury yields declined further during the quarter providing significant price appreciation in the Fund's longer duration U.S. Treasury and asset-backed holdings. The Fund's longer duration corporates, which had previously outperformed as interest rates fell, lagged because of widening yield spreads. As a result, the Fund's fourth quarter return was slightly less than its Lipper peer group. However, for the year, the significant price improvement of the Fund's longer duration U.S. Treasury, asset-backed and corporate bonds, coupled with the high income provided by the mortgage holdings, helped the Fund outperform its Lipper universe.
     Investment activity during the quarter involved purchasing short maturity U.S. Treasuries and high coupon seasoned pass through securities with short average lives. These purchases shortened the Fund's effective duration, and as a result, the Fund's per share price should be less sensitive to changes in interest rates.
     The decline in interest rates was most noticeable for longer maturity bonds. Specifically, the yield on the 30-year U.S. Treasury declined by 0.48% whereas 2-year maturity treasury yields dropped by only 0.13%. The decline in longer-term yields reflected a flight to quality rally as investors sought safety from volatile foreign and domestic equity markets. However, concern over the continued strength in the economy and the Federal Reserve's bias towards raising short-term interest rates kept short-term yields relatively unchanged. We expect continued moderate economic growth and mild inflation resulting in stable to slightly higher interest rates. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.
     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

        Net Asset Value 12/31/97: $10.06 Per Share
                         9/30/97: $10.03 Per Share

                Total Net Assets:   $ 8.63 Million

                30-Day SEC Yield:     6.04%

      12-Month Distribution Rate:     6.42%

                Average Maturity:    16.6 Years

              Effective Duration:     3.9 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHARTS]

     Agency Pass-Through Securities     32.5
            Corporate Bonds & Notes     23.7
            Asset-Backed Securities     14.5
                      U.S. Treasury     13.5
Collateralized Mortgage Obligations      8.4
            Closed End Mutual Funds      2.9
         Trust Preferred Securities      1.8
                   Cash Equivalents      2.7

                      AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                           Lipper Inter.       Lehman                    Lipper Inter.        Lehman
                Bond      Investment Grade     Aggregate       Bond    Investment Grade      Aggregate
                Fund       Bond Fund Avg.     Bond Index       Fund     Bond Fund Avg.      Bond Index

3 Months        2.11%          2.38%             2.94%         2.11%          2.38%            2.94%
   (unannualized)
1 Year          9.44           8.57              9.65          9.44           8.57             9.65
3 Year         10.06           9.44             10.42         33.30          31.09            34.63
Inception       7.03           6.05              6.91         32.00          27.14            31.41
  (12/1/93)


* As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000

[GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/97 would have grown to $13,200 in the Fund or $13,141 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% of total net assets)

                          LOWER OF MOODY'S OR S&P USED.

Government Agency Backed Securities & CMO's  40.9%
                            U.S. Government  13.5%
                                        AAA  14.5%
                                         AA   0.6%
                                          A  16.4%
                                        BBB  11.4%
               Other Assets and Liabilities   2.7%

SIT TAX-FREE INCOME FUND REVIEW
DECEMBER 31, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Municipal yields followed taxable bond yields to their 1997 lows in December. The Fund's price per share increased $0.07 during the quarter to $10.39. The Fund's share price compares with $10.05 one year ago and a 12-month range of $9.94 to $10.43, its all time high. The Fund's returns of +2.69% for the quarter and +9.87% for the year ended December 31, 1997 compared favorably against +1.70% and +6.38%, respectively, for the Lehman 5-Year Municipal Index. The Fund's quarterly return ranked #158 of 251 funds in the Lipper Municipal Bond Fund universe which averaged +2.80%. The Fund's longer term returns ranked #43 of 235 funds over the past year, #109 of 190 funds over the past 3 years, #12 of 111 funds for the past 5 years, and #46 of 78 funds since inception.
     The Fund's 30-day SEC yield declined from 5.05% to 4.96% during the quarter, compared with 5.47% one year ago. The Fund's distribution rate of 5.45% has remained relatively stable, slightly less than 5.65% one year ago. Housing issues contributed to the Fund's high income return and relative price stability, while health care holdings continued to benefit from improving credit quality and narrowing relative yield spreads.
     Fund assets increased from $435.3 to $453.0 million during the quarter, compared with $305.4 million one year ago. Aside from a decrease in prerefunded bonds from 2.7% to 1.1%, sector weightings varied less than 1%. The Fund has accumulated a 5.3% position in closed end bond funds in recent months and remains focused on intermediate duration funds that offer attractive yields relative to individual bonds. Over the past year, increases in health care, education and other revenue bonds were offset by decreases in multifamily housing, transportation and industrial revenue issues. Holdings in securities rated "A" or better increased from 63.3% to 66.6% during the quarter, compared with 60.2% one year ago.
     The Fund's average maturity and duration to estimated average life remained at approximately 17.7 years and 7.6 years, respectively, during the quarter, compared with 16.9 years and 6.1 years, respectively, one year ago. The Fund's implied duration of 5.2 years was also relatively stable, compared to 4.3 years one year ago. This lengthening reflects the Fund's efforts to increase call protection as interest rates declined. The Fund remains focused on security selection. We continue to seek investments that provide a high relative level of current income.

                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.
    Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

         Net Asset Value  12/31/97:  $10.39 Per Share
                           9/30/97:  $10.32 Per Share

                  Total Net Assets: $453.03 Million

                  30-Day SEC Yield:    4.96%

              Tax Equivalent Yield:    8.21% (1)

        12-Month Distribution Rate:    5.45%

                  Average Maturity:    17.7 Years

   Duration to Estimated Avg. Life:     7.6 Years (2)

                  Implied Duration:     5.2 Years (2)


(1) For individuals in the 39.6% federal tax bracket.
(2) See page 11.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]

        Multifamily Mortgage Revenue    30.1
        Hospital/Health Care Revenue    24.6
      Single Family Mortgage Revenue    15.6
                       Other Revenue     7.1
             Closed End Mutual Funds     5.3
Industrial Revenue/Pollution Control     4.5
                      Transportation     2.5
              Municipal Lease Rental     1.9
              Education/Student Loan     1.4
     Escrowed to Maturity/Pre-Refund     1.1
                   Public Facilities     1.0
                   Sales Tax Revenue     0.7
                             Utility     0.5
                  General Obligation     0.2
             Cash & Cash Equivalents     3.5

                      AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
              Tax-Free     Lipper General       Lehman         Tax-Free    Lipper General       Lehman
               Income        Muni. Bond      5-Year Muni.       Income       Muni. Bond      5-Year Muni.
                Fund          Fund Avg.       Bond Index         Fund         Fund Avg.       Bond Index

3 Months        2.69%           2.80%             1.70%          2.69%           2.80%           1.70%
   (unannualized)
1 Year          9.87            9.11              6.38           9.87            9.11            6.38
3 Years         9.43            9.66              7.37          31.06           31.86           23.79
5 Years         7.54            6.85              5.85          43.80           39.28           32.87
Inception       7.83            7.99              7.09         101.07          103.84           88.54
  (9/29/88)


* As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000
[GRAPH]

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/97 would have grown to $20,107 in the Fund or $18,854 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

[PIE CHART]

                A   32.2%
               AA   12.4%
              AAA   18.5%
Other Assets
     & Liailities    3.5%
              BBB   33.4%

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
DECEMBER 31, 1997

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Municipal yields followed taxable bond yields to their 1997 lows in December. The Fund's price per share increased from $0.14 during the quarter to an all time high of $10.50. The Fund's share price compared with $10.24 one year ago and a 12-month low of $10.11. The Fund's returns of +2.70% for the quarter and +8.19% for the year ended December 31, 1997 compared favorably against +1.70% and +6.38%, respectively, for the Lehman 5-Year Municipal Index. The Fund's quarterly return ranked #14 of 47 funds in the Lipper Minnesota Municipal Bond Fund universe which averaged +2.51%. The Fund's longer term returns ranked #23 of 45 funds over the past year, #25 of 37 funds over the past 3 years, and #1 of 25 funds since inception.
     The Fund's 30-day SEC yield declined from 5.23% to 5.14% during the quarter, compared with 5.48% one year ago. The Fund's distribution rate of 5.38% has remained relatively stable, slightly less than 5.65% one year ago. Non-rated issues contributed to the Fund's high income return and relative price stability, although these securities have not benefitted as much from the recent increase in advance refunding activity.
     Fund assets increased from $116.0 to $128.8 million during the quarter, compared with $82.7 million one year ago. Sector shifts included increases in multifamily housing from 38.2% to 41.3% and cash from 4.5% to 7.5%, and decreases in single family housing from 17.4% to 15.6%, health care from 14.1% to 12.7% and industrial revenue from 8.2% to 4.0%. Closed end bond funds increased from 0.2% to 2.5%, and the Fund remains focused on intermediate duration funds that offer attractive yields relative to individual bonds. For the year 1997, the increase in multifamily was offset by decreases in single family, health care and industrial revenue. Holdings in securities rated "A" or better averaged 60% over the quarter, compared with 56% one year ago, while non-rated holdings averaged 36%.
     The Fund's average maturity and duration to estimated average life remained at approximately 18.7 years and 7.6 years, respectively, during the quarter, compared with 18.7 years and 7.2 years, respectively, one year ago. The Fund's implied duration of 4.8 years was also relatively stable, compared to 4.1 years one year ago. This lengthening reflects the Fund's efforts to increase call protection as interest rates declined. The Fund remains focused on security selection. We continue to seek investments that provide a high relative level of current income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.

                                PORTFOLIO SUMMARY

         Net Asset Value  12/31/97:  $10.50 Per Share
                           9/30/97:  $10.36 Per Share

                  Total Net Assets: $128.80 Million

                  30-Day SEC Yield:    5.14%

              Tax Equivalent Yield:    9.30% (1)

        12-Month Distribution Rate:    5.38%

                  Average Maturity:   18.7 Years

   Duration to Estimated Avg. Life:    7.6 Years (2)

                  Implied Duration:    4.8 Years (2)


(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.

(2) See page 9.


                               PORTFOLIO STRUCTURE

        Multifamily Mortgage Revenue    41.3
      Single Family Mortgage Revenue    15.6
        Hospital/Health Care Revenue    12.7
                 Other Revenue Bonds     7.8
Industrial Revenue/Pollution Control     4.0
                               Lease     3.1
             Closed End Mutual Funds     2.5
                         ETM/Pre-Ref     1.7
                   Public Facilities     1.6
              Education/Student Loan     1.3
                  General Obligation     0.9
             Cash & Cash Equivalents     7.5

                       AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
             MN Tax-Free      Lipper MN         Lehman          MN Tax-Free       Lipper MN         Lehman
               Income        Muni. Bond      5-Year Muni.         Income         Muni. Bond      5- Year Muni.
                Fund          Fund Avg.       Bond Index           Fund           Fund Avg.       Bond Index

3 Months        2.70%           2.51%             1.70%             2.70%            2.51%          1.70%
   (unannualized)
1 Year          8.19            8.15              6.38              8.19             8.15           6.38
3 Year          8.63            8.84              7.37             28.19            28.93          23.79
Inception       6.85            5.47              5.40             31.07            24.32          23.98
  (12/1/93)


* As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

[GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/97 would have grown to $13,107 in the Fund or $12,398 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% of total net assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

[PIE CHART]

AA                 18.3%
AAA                21.3%
Other Assets
     & Liabilities  7.5%
Not Rated          35.6%
BBB                 4.3%
A                  13.0%

ADVISER'S ASSESSMENT OF
 NOT-RATED SECURITIES

    AAA     0.4%
     AA     0.5
      A     1.9
    BBB    20.6
     BB    11.6
      B     0.6
    ---    ----
  Total    35.6%

[LOGO] SIT MUTUAL FUNDS

Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Officers:
                         Eugene C. Sit, CFA             Chairman
                         Peter L. Mitchelson, CFA       Vice Chairman
                         Michael C. Brilley             Senior Vice President
                         Mary K. Stern, CFA             President
                         Paul E. Rasmussen              Vice President &
                                                          Treasurer
                         Debra A. Sit, CFA              Vice President -
                                                          Investments; Assistant
                                                          Treasurer
                         Bryce A. Doty, CFA (1)         Vice President -
                                                          Investments
                         Paul J. Jungquist, CFA (2)     Vice President -
                                                          Investments
                         Michael P. Eckert              Vice President - Group
                                                          Manager
                         Michael J. Radmer              Secretary
                         Carla J. Rose                  Assistant Secretary



(1)  Bond and U.S. Government Securities Funds only.

(2)  Money Market Fund only.